ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Home Office:                                    VIP Service Center:
1750 Hennepin Avenue                            P.O. Box 30343
Minneapolis, MN 55403-2195                      Tampa, FL  33630-3343
(800) 542-5427                                  (800) 774-5001


                             INDIVIDUAL IMMEDIATE
                          VARIABLE ANNUITY CONTRACTS
                                  issued by
                       ALLIANZ LIFE VARIABLE ACCOUNT B
                                     and
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                               November 1, 1995


The Individual Immediate Variable Annuity Contracts (the "Contracts") described in this Prospectus provide lifetime income to the Annuitant and Joint Annuitant, if any, under the Annuity Option selected. The Annuitant is
the  Contract  Owner.    The Contract Owner selects the Annuity Option and the
frequency of payment (e.g., monthly, quarterly, semi-annually, annually).

The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code ("Non-Qualified Contracts"). They can also be purchased as a "Qualified

Contract" that is an Individual Retirement Annuity with contributions rolled-over from tax-qualified plans such as 403(b) plans, 401 plans, or IRAs. The Contracts are acquired by the payment of a single purchase payment.

Some states assess premium taxes (see "Charges and Deductions - Premium Taxes"). The Single Purchase Payment less the premium tax is referred to as the Net Purchase Payment. The Single Purchase Payment for the Contracts will be allocated to a segregated investment account of Allianz Life Insurance Company of North America (the "Company") which account has been designated Allianz Life Variable Account B (the "Variable Account"). IN CALIFORNIA, THE TEMPLETON GLOBAL ASSET ALLOCATION FUND AND THE SMALL CAP FUND ARE NOT AVAILABLE UNTIL APPROVAL BY THE CALIFORNIA INSURANCE DEPARTMENT. (CHECK WITH YOUR AGENT REGARDING AVAILABILITY.)

Prior to May 1, 1993, the Variable Account was known as NALAC Variable
Account B.  The Variable Account invests in shares of Franklin Valuemark
Funds (the "Trust").    The Trust is a series fund with twenty-two Funds,
eleven of which are currently available in connection with the Contracts offered under this Prospectus: the Money Market Fund, the Growth and Income Fund, the Income Securities Fund, the Rising Dividends Fund, the Templeton Global Asset Allocation Fund, the Utility Equity Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund and the Templeton Pacific Growth Fund. Prior to May 1, 1995, the Growth and Income Fund was known as the Equity
Growth Fund. See "Highlights" and "Tax Status" for a discussion of owner control of the underlying investments in a variable annuity contract.

CONTRACT OWNERS MAY NOT MAKE WITHDRAWALS OTHER THAN THE ANNUITY PAYMENTS THEY WILL RECEIVE UNDER THE CONTRACT.

THE  CONTRACTS  ARE  NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACT IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE CONTRACT OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE RETURNED WITHIN THE FREE LOOK PERIOD, THE REFUND MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENT.

This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts is contained in the "Statement of Additional Information," which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information can be found on the last page of the Prospectus. For the Statement of Additional Information, call or write the Annuity Service Office address shown above.

INQUIRIES: Any inquiries can be made by telephone or in writing to the Company at the Annuity Service Office phone number or address listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS MUST BE ACCOMPANIED BY OR PRECEDED BY A CURRENT PROSPECTUS FOR FRANKLIN VALUEMARK FUNDS.

This Prospectus and the Statement of Additional Information are dated November 1, 1995, and as may be amended from time to time.

This Prospectus should be kept for future reference.

IN THE STATE OF OREGON, ALL REFERENCES TO "FRANKLIN TEMPLETON VALUEMARK INCOME PLUS" REFER TO "VALUEMARK INCOME PLUS."

CONTENTS

                                                                          Page


DEFINITIONS

HIGHLIGHTS

FEE TABLE

CONDENSED FINANCIAL INFORMATION

THE COMPANY

THE VARIABLE ACCOUNT

FRANKLIN VALUEMARK FUNDS
Description of the Funds
General
Substitution of Securities
Voting Rights

CHARGES AND DEDUCTIONS
Deduction for Mortality and Expense Risk Charge
Deduction for Administrative Expense Charge
Deduction for Premium Taxes
Deduction for Income Taxes
Deduction for Trust Expenses

ANNUITY PROVISIONS
Income Date
Annuity Options
Determination of Annuity Payments

THE CONTRACTS
Ownership
Assignment
Beneficiary
Change of Beneficiary
Death of Beneficiary
Annuitant

PROCEEDS PAYABLE AT DEATH

PURCHASE PAYMENTS AND CONTRACT VALUE
Single Purchase Payment
Net Purchase Payment

Allocation of Net Purchase Payment
Contract Value
VIP Unit
Transfers

DISTRIBUTOR
Delay of Payments

ADMINISTRATION OF THE CONTRACTS

PERFORMANCE DATA
Money Market Sub-account
Other Sub-accounts
Performance Ranking

TAX STATUS
General
Diversification
Multiple Contracts
Qualified Plans
Tax Treatment of Withdrawals - IRA Contracts
Tax Treatment of Assignments
Income Tax Withholding

FINANCIAL STATEMENTS

LEGAL PROCEEDINGS

APPENDIX - ILLUSTRATION OF VALUES

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                 DEFINITIONS

Age - Age to the nearest month unless otherwise specified.

Annuitant - The primary person upon whose continuation of life any annuity payment involving life contingencies depends. The Contract Owner is the Annuitant. See also, Joint Annuitant.

Annuity Calculation Date - The date on which the first annuity payment is calculated which will be no more than 10 business days prior to the Income Date.

Annuity Option - An arrangement under which annuity payments are made under the Contract.

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Annuity Calculation Date.

Assumed Investment Return - The investment return upon which the annuity payments in the Contract are based.

Company - Allianz Life Insurance Company of North America at its VIP Service Center shown on the cover page of this Prospectus.

Contract Anniversary - An anniversary of the Effective Date of the Contract.

Contract Owner - The person who owns the Contract as named in the Company's records. The Annuitant is the Contract Owner.

Contract Value - The dollar value as of any Valuation Date prior to the Annuity Calculation Date of all amounts accumulated under the Contract.

Effective Date - The date on which the Net Purchase Payment is allocated to the Variable Account.

Eligible Investment(s) - An investment entity which can be selected by the Contract Owner to be the underlying investment of the Contract.

Fund - A segment of an Eligible Investment which constitutes a separate and distinct class of interests under an Eligible Investment.

Income Date - The date on which annuity payments are to begin.

Joint Annuitant - A person other than the Annuitant on whose life annuity payments may also be based.

Joint Owner - If there is more than one Contract Owner, each Contract Owner shall be a Joint Owner of the Contract. Joint Owners have equal ownership rights and must both authorize any exercising of those ownership rights unless otherwise allowed by the Company. Each Joint Owner must be either an Annuitant or Joint Annuitant.

Net Asset Value - The total value of the shares of the Eligible Investment or Fund less the liabilities of the Eligible Investment or Fund held by the Sub-account, as of the close of trading on a Valuation Date.

Non-Qualified Contracts - As used herein, Contracts issued under Non-Qualified Plans which do not receive favorable tax treatment under Sections 401, 403(b) or 408 of the Internal Revenue Code.

Qualified Contracts - As used herein, Contracts issued under Qualified Plans which receive favorable tax treatment under Sections 401, 403(b) or 408 of the Internal Revenue Code.

Sub-account - A segment of the Variable Account. Each Sub-account is invested in shares of a Trust portfolio.

Valuation Date - The Variable Account will be valued each day that the New York Stock Exchange is open for trading, which is Monday through Friday, except for normal business holidays.

Valuation Period - The period beginning at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Variable Account - A separate and segregated investment account of the Company, designated as Allianz Life Variable Account B, in which a portion of the Company's assets has been allocated for the Contracts and certain other contracts.

VIP Unit - An accounting unit of measure used to calculate the Contract Value prior to the Annuity Calculation Date.

HIGHLIGHTS

Net Purchase Payments for the Contracts will be allocated to a segregated investment account of Allianz Life Insurance Company of North America (the "Company") which has been designated Allianz Life Variable Account B (the "Variable Account"). IN CALIFORNIA, THE TEMPLETON GLOBAL ASSET ALLOCATION FUND AND THE SMALL CAP FUND ARE NOT AVAILABLE UNTIL APPROVAL BY THE CALIFORNIA INSURANCE DEPARTMENT. (CHECK WITH YOUR AGENT REGARDING AVAILABILITY).

On April 1, 1993, the Company changed its name from North American Life and Casualty Company to its present name. Prior to May 1, 1993, the Variable Account was known as NALAC Variable Account B. The Variable Account invests in shares of Franklin Valuemark Funds (the "Trust"). (See "Franklin Valuemark Funds.") Contract Owners bear the investment risk for all amounts allocated to the Variable Account.

The Contract may be returned within 10 days (or longer in states where required) after it is received (the "Free-Look Period"). It can be mailed or delivered to either the Company or the agent who sold it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. The returned Contract will be treated as if the Company had never issued it. The Company will promptly refund the net amount allocated to the Variable Account modified for investment experience plus any taxes deducted less any benefits paid in states where permitted. This may be more or less than the Single Purchase Payment. Once the Free-Look Period expires, CONTRACT OWNERS MAY NOT MAKE WITHDRAWALS OTHER THAN THE ANNUITY PAYMENTS THEY WILL RECEIVE UNDER THE CONTRACT. The Company has reserved the right to allocate the Single Purchase Payment to the Money Market Sub-account until the expiration of the Free-Look Period. If the Company does so allocate the purchase payment, it will refund the Single Purchase Payment, less any benefits paid. It is the Company's current practice to directly allocate the purchase payment to the Sub-account(s) (see "Purchase Payments and Contract Value - Allocation of Net Purchase Payment") designated by the Contract Owner.

There is a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contracts. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Charge.")

There is an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account. This Charge compensates the Company for costs associated with the administration of the Contracts and the Variable Account. (See "Charges and Deductions - Deduction for Administrative Expense Charge.")

The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may require the Company to impose limitations on a Contract Owner's right to control the investments. It is not known whether any such guidelines would have a retroactive effect (See "Tax Status- Diversification").

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Single Purchase Payment. (See "Charges and Deductions - Deduction for Premium Taxes.")

The Company also offers deferred variable annuity contracts and reserves the right to permit exchange of those contracts for the Contracts offered by this Prospectus.

ALLIANZ LIFE VARIABLE ACCOUNT B FEE TABLE*

CONTRACT OWNER TRANSACTION FEES

NONE

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Charge            1.25%
Administrative Expense Charge                 .15%
                                             _____
Total Variable Account Annual Expenses       1.40%

   * Applies to all eleven Sub-accounts of the Variable Account available in connection with the Contracts.

The effects of the charges shown above are reflected in the illustrations of annuity income contained in the Appendix on Page __. The illustrations are intended to assist the purchaser in assessing the effects of these charges and the effect of investment performance on the amount of variable annuity income.

FRANKLIN VALUEMARK FUNDS' ANNUAL EXPENSES
(as a percentage of Franklin Valuemark Funds' average net assets).

The  Management  Fees  for  each Fund are based on a percentage of that Fund's
assets  under  management.   See "Franklin Valuemark Funds" in this Prospectus
and "Management" in the Trust prospectus.

The fees below represent the amounts that were paid by each Fund for the 1994 calendar year (except for the Money Market Fund, the Templeton Global Asset Allocation Fund and the Small Cap Fund). The purpose of the Table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will incur, directly or indirectly, on amounts allocated to the Variable Account.



                                            Management
                                            and Business               Total
                                            Management     Other       Annual
                                            Fees(1/)       Expenses    Expenses
                                            ____________   ________    ________
Money Market Fund(2/)                               0.51%      0.03%      0.54%
Growth and Income Fund(3/)                          0.50%      0.04%      0.54%
Utility Equity Fund                                 0.47%      0.05%      0.52%
Income Securities Fund                              0.48%      0.06%      0.54%
Rising Dividends Fund                               0.75%      0.05%      0.80%
Templeton International Equity Fund(4/)             0.84%      0.15%      0.99%
Templeton Pacific Growth Fund(5/)                   0.90%      0.17%      1.07%
Templeton Global Growth Fund                        0.99%      0.15%      1.14%
Templeton Developing Markets Equity Fund            1.25%      0.28%      1.53%
Templeton Global Asset Allocation Fund(6/)          0.80%      0.11%       .91%
Small Cap Fund(7/)                                  0.75%      0.06%      0.81%

     1/ The Business Management Fee is a direct expense for the Templeton Global Asset Allocation Fund; the other Funds pay for similar services indirectly through the Management Fee. See "Management" in the Trust Prospectus for further information regarding Management and Business Management Fees.

     2/ Franklin Advisers, Inc. agreed in advance to waive a portion of its Management Fee and make payment of other expenses incurred by the Money Market Fund during 1994 and is currently continuing this arrangement in 1995. This arrangement may be terminated at any time. Therefore, the expenses of the Money Market Fund have been restated for 1995 and do not reflect this arrangement.

     3/ Prior to May 1, 1995, the Growth and Income Fund was known as the Equity Growth Fund.

     4/ The Templeton International Equity Fund was known as the International Equity Fund prior to October 15, 1993.

     5/ The Templeton Pacific Growth Fund was known as the Pacific Growth Fund prior to October 15, 1993.

     6/ The Templeton Global Asset Allocation Fund commenced operations May 1, 1995. The expenses shown are estimated expenses for the Fund for 1995.

     7/ The Small Cap Fund has not yet commenced operations. The expenses shown are estimated for the Fund for 1995.

CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B may be found in the Statement of Additional Information.

The table below gives per unit information about the financial history of each Fund from the inception of each to June 30, 1995#.

This information should be read in conjunction with the financial statements and related notes to the Variable Account included in the Statement of Additional Information.

(Number of units in thousands)
                                                              Year ended     Year ended    Year ended     Year ended
                                              Period Ended   December 31,   December 31,  December 31,   December 31,
Franklin Valuemark Funds:                     June 30, 1995     1994          1993           1992          1991
                                              _____________ _____________   ____________ _____________   ____________
Money Market Fund
Unit value at beginning of period                   $12.354        $12.066       $11.932        $11.742       $11.288
Unit value at end of period                         $12.622        $12.354       $12.066        $11.932       $11.742
Number of units outstanding at end of period         32,878         39,437        10,247          6,951         5,682
Growth and Income Fund*
Unit value at beginning of period                   $13.215        $13.677       $12.574        $11.949        $9.803
Unit value at end of period                         $15.112        $13.215       $13.677        $12.574       $11.949
Number of units outstanding at end of period         39,885         35,695        24,719         17,144         9,671
Utility Equity Fund
Unit value at beginning of period                   $15.104        $17.319       $15.889        $14.821       $12.062
Unit value at end of period                         $16.906        $15.104       $17.319        $15.889       $14.821
Number of units outstanding at end of period         69,272         70,082        84,217         39,387        16,188
Income Securities Fund
Unit value at beginning of period                   $16.392        $17.734       $15.163        $13.580        $9.842
Unit value at end of period                         $18.242        $16.392       $17.734        $15.163       $13.580
Number of units outstanding at end of period         58,283         56,569        38,967         11,397         4,472

Templeton Pacific Growth Fund **
Unit value at beginning of period                   $12.802        $14.233        $9.761    $10.000****       N/A
Unit value at end of period                         $13.015        $12.802       $14.233         $9.761       N/A
Number of units outstanding at end of period         24,775         27,231        14,240            534       N/A
Rising Dividends Fund
Unit value at beginning of period                    $9.769        $10.327       $10.848    $10.000****       N/A
Unit value at end of period                         $11.035         $9.769       $10.327        $10.848       N/A
Number of units outstanding at end of period         31,335         28,778        26,256          8,388       N/A
Templeton International Equity Fund ***
Unit value at beginning of period                   $12.161        $12.226        $9.642    $10.000****       N/A
Unit value at end of period                         $13.005        $12.161       $12.226         $9.642       N/A
Number of units outstanding at end of period         59,054         60,464        24,026          1,329       N/A
Templeton Developing Markets Equity Fund
Unit value at beginning of period                    $9.454    $10.000****       N/A            N/A           N/A
Unit value at end of period                          $9.678         $9.454       N/A            N/A           N/A
Number of units outstanding at end of period         12,870          9,774       N/A            N/A           N/A
Templeton Global Growth Fund
Unit value at beginning of period                   $10.201    $10.000****       N/A            N/A           N/A
Unit value at end of period                         $10.855        $10.201       N/A            N/A           N/A
Number of units outstanding at end of period         21,842         14,637       N/A            N/A           N/A
Templeton Global Asset Allocation Fund
Unit value at beginning of period               $10.000****            N/A       N/A            N/A           N/A
Unit value at end of period                         $10.097            N/A       N/A            N/A           N/A
Number of units outstanding at end of period            400            N/A       N/A            N/A           N/A

(Number of units in thousands)                                January 9,
                                               Year ended      1989 to
                                              December 31,   December 31,
Franklin Valuemark Funds:                         1990           1989
                                              ____________   _____________
Money Market Fund
Unit value at beginning of period                   $10.637        $10.000
Unit value at end of period                         $11.288        $10.637
Number of units outstanding at end of period          5,768          1,199
Growth and Income Fund*
Unit value at beginning of period                   $10.180        $10.000
Unit value at end of period                          $9.803        $10.180
Number of units outstanding at end of period          5,356          1,662
Utility Equity Fund
Unit value at beginning of period                   $12.010        $10.000
Unit value at end of period                         $12.062        $12.010
Number of units outstanding at end of period          6,300          1,173
Income Securities Fund
Unit value at beginning of period                   $10.783        $10.000
Unit value at end of period                          $9.842        $10.783
Number of units outstanding at end of period          3,011          1,508

Templeton Pacific Growth Fund **
Unit value at beginning of period                  N/A            N/A
Unit value at end of period                        N/A            N/A
Number of units outstanding at end of period       N/A            N/A
Rising Dividends Fund
Unit value at beginning of period                  N/A            N/A
Unit value at end of period                        N/A            N/A
Number of units outstanding at end of period       N/A            N/A
Templeton International Equity Fund ***
Unit value at beginning of period                  N/A            N/A
Unit value at end of period                        N/A            N/A
Number of units outstanding at end of period       N/A            N/A
Templeton Developing Markets Equity Fund
Unit value at beginning of period                  N/A            N/A
Unit value at end of period                        N/A            N/A
Number of units outstanding at end of period       N/A            N/A
Templeton Global Growth Fund
Unit value at beginning of period                  N/A            N/A
Unit value at end of period                        N/A            N/A
Number of units outstanding at end of period       N/A            N/A
Templeton Global Asset Allocation Fund
Unit value at beginning of period                  N/A            N/A
Unit value at end of period                        N/A            N/A
Number of units outstanding at end of period       N/A            N/A

   *  Prior to May 1, 1995, the Growth and Income Fund was known as the Equity Growth Fund.

  **  Prior to October 15, 1993, the Templeton Pacific Growth Fund was known as the Pacific Growth Fund.

 ***  Prior to October 15, 1993, the Templeton International Equity Fund was known as the International Equity Fund.

****  Unit Value at inception was $10.00.

   #  As of June 30, 1995, the Small Cap Fund had not yet commenced operations.

The Accumulation Unit Value at the inception was $10.00 for each Fund. Inception was 1/24/89 for the Growth and Income (formerly, Equity Growth), Income Securities, Utility Equity and Money Market Funds; 1/24/92 for the Rising Dividends Fund, the Templeton International Equity Fund and the Templeton Pacific Growth Fund; 3/15/94 for the Templeton Global Growth Fund and the Templeton Developing Markets Equity Fund; and 5/1/95 for the Templeton Global Asset Allocation Fund. The Small Cap Fund is new in 1995.

THE COMPANY

Allianz Life Insurance Company of North America (the "Company") is a stock life insurance company organized under the laws of the state of Minnesota in 1896. On April 1, 1993, the Company changed its name from North American Life and Casualty Company ("NALAC") to its present name. The Company is a wholly-owned subsidiary of Allianz Versicherungs-AG Holding ("Allianz"). Allianz is headquartered in Munich, Germany, and has sales outlets throughout the world. Both NALAC and Fidelity Union Life Insurance Company of Dallas, Texas have been owned by Allianz since 1979. Over the last decade there has been a gradual consolidation of operations. On May 31, 1993, Fidelity Union was consolidated into the Company. The Company offers fixed and variable life insurance and annuities, and group life, accident and health insurance.

NALAC Financial Plans, Inc. is a wholly-owned subsidiary of the Company. It provides marketing services for the Company and is the principal underwriter of the Contracts. NALAC Financial Plans, Inc. is reimbursed for expenses incurred in the distribution of the Contracts.

Administration for the Contract is provided at the Company's VIP Service
Center: P.O. Box 30343, Tampa, FL 33630-3343, (800) 774-5001.

THE VARIABLE ACCOUNT

The Variable Account was established pursuant to a resolution of the Board of Directors on May 31, 1985. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The assets of the Variable Account are the property of the Company. However, the assets of the Variable Account equal to the reserves, and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general corporate obligations.

The Variable Account meets the definition of a "separate account" under the federal securities laws.

The Variable Account is divided into Sub-accounts with the assets of each Sub-account invested in one of the Funds of Franklin Valuemark Funds.

FRANKLIN VALUEMARK FUNDS

ELEVEN OF THE TWENTY-TWO FUNDS CURRENTLY CONSTITUTING THE FRANKLIN VALUEMARK FUNDS ARE AVAILABLE UNDER THE CONTRACTS DESCRIBED IN THIS PROSPECTUS.

The Trust is an open-end management investment company registered under the 1940 Act. While a brief summary of the investment objectives is set forth below, more comprehensive information, including a discussion of potential risks, is found in the accompanying prospectus for the Trust, which is included with this Prospectus. PURCHASERS SHOULD READ THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS FOR THE TRUST CAREFULLY BEFORE INVESTING.

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404, serves as each Fund's (except the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund and the Templeton Global Asset Allocation Fund) investment manager. The investment manager for the Templeton Global Growth Fund and the Templeton Global Asset Allocation Fund is Templeton, Galbraith & Hansberger, Ltd., Lyford Cay Nassau, N.P. Bahamas. As of October 1, 1995 the investment manager for the Templeton Developing Markets Equity Fund is Templeton Investment Management (Singapore) Pte Ltd., 20 Raffles Place, Ocean Towers, Singapore. All investment managers or advisers or subadvisers are referred to collectively as "Managers." The Managers are direct or indirect wholly-owned subsidiaries of Franklin Resources, Inc., a publicly-owned holding company. The Managers, subject to the overall policies, control and direction and review of the Board of Trustees of the Trust, are responsible for recommending and providing advice with respect to each Fund's investments, and for determining which securities will be purchased, retained or sold as well as for execution of portfolio transactions. Certain Managers have retained one or more Sub-Advisers to handle the day-to-day management of a Fund. Advisers acts as investment manager or administrator to 33 U.S. registered investment companies (111 separate series) with aggregate assets of over $75 billion.

Templeton Global Investors, Inc., Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida, provides certain administrative facilities and services for certain of the Funds.

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., San Mateo, California 94404, also a wholly-owned subsidiary of Franklin Resources, Inc., maintains the records of the Trust's shareholder accounts, processes purchases and redemptions of shares, and serves as each Fund's dividend paying agent.

Description of the Funds

FUND SEEKING STABILITY
OF PRINCIPAL AND INCOME

Money Market Fund

The Money Market Fund seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the

Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund

The Growth and Income Fund (formerly the Equity Growth Fund) seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, preferred stocks and debt securities.

Income Securities Fund

The Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of domestic and foreign, including developing markets, debt obligations and/or equity securities. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Rising Dividends Fund

The Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund

The Templeton Global Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund

The Utility Equity Fund seeks both capital appreciation and current income by investing in securities of domestic and foreign, including developing markets, issuers engaged in the public utilities industry.

FUNDS SEEKING CAPITAL GROWTH

Small Cap Fund

The Small Cap Fund seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility and should not be considered a complete investment program.

Templeton Developing Markets Equity Fund

The Templeton Developing Markets Equity Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund

The Templeton Global Growth Fund seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth. Foreign investing involves special risks.

Templeton International Equity Fund

The Templeton International Equity Fund seeks long-term growth of capital. Under normal conditions, the Templeton International Equity Fund will invest at least 65% of its total assets in an internationally-mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S. or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

Templeton Pacific Growth Fund

The Templeton Pacific Growth Fund seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim including developing markets or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative.

THE TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND, TEMPLETON GLOBAL GROWTH FUND, MONEY MARKET FUND, INCOME SECURITIES FUND, TEMPLETON INTERNATIONAL EQUITY FUND, TEMPLETON PACIFIC GROWTH FUND, SMALL CAP FUND AND UTILITY EQUITY FUND MAY INVEST MORE THAN 10% OF THEIR TOTAL NET ASSETS IN FOREIGN SECURITIES WHICH ARE SUBJECT TO SPECIAL AND ADDITIONAL RISKS RELATED TO CURRENCY FLUCTUATIONS, MARKET VOLATILITY AND ECONOMIC, SOCIAL AND POLITICAL UNCERTAINTY; INVESTING IN DEVELOPING MARKETS INVOLVES SIMILAR BUT HEIGHTENED RISKS RELATED TO THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS - FOREIGN TRANSACTIONS" IN THE TRUST PROSPECTUS.

THE INCOME SECURITIES FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN DEBT OBLIGATIONS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS", OR IN OBLIGATIONS WHICH HAVE NOT BEEN RATED BY ANY RATING AGENCY. INVESTMENTS RATED BELOW INVESTMENT GRADE INVOLVE GREATER RISKS, INCLUDING PRICE VOLATILITY AND RISK OF DEFAULT, THAN INVESTMENTS IN HIGHER RATED OBLIGATIONS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE INCOME SECURITIES FUND IN LIGHT OF THE SECURITIES IN WHICH IT INVESTS.
SEE "HIGHLIGHTED RISK CONSIDERATIONS - LOWER RATED DEBT OBLIGATIONS" IN THE TRUST PROSPECTUS.

General

There is no assurance that the investment objectives of any of the Funds will be met. Contract Owners bear the complete investment risk.

Additional Funds and/or additional Eligible Investments may, from time to time, be made available as investments to underlie the Contract. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company. (See "Purchase Payments and Contract Value - Allocation of Net Purchase Payment.")

Substitution of Securities

If the shares of any Fund of the Trust should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contract, the Company may substitute shares of another Eligible Investment (or Fund within the Trust). No substitution of securities in any Sub-account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

Voting Rights

In accordance with its view of present applicable law, the Company will vote the shares of the Trust held in the Variable Account at special meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

Trust shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and its affiliates. The Trust does not foresee any disadvantage to Contract Owners arising out of the fact that the Trust may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

CHARGES AND DEDUCTIONS

Various charges and deductions are made from the Single Purchase Payment and the Variable Account. These charges and deductions are:

Deduction for Mortality and Expense Risk Charge

The Company deducts on each Valuation Date a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account (consisting of approximately .90% for mortality risks and approximately .35% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments for the life of the Annuitant in accordance with annuity rates guaranteed in the Contracts. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services may exceed the amount recovered from the Administrative Expense Charge.

If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects to profit from this charge.

The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

Deduction for Administrative Expense Charge

The Company deducts on each Valuation Date an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account. This charge is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Variable Account. These expenses include, but are not limited to: preparation of the Contracts, confirmations, annual reports and statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract servicing, and all accounting, valuation, regulatory and reporting requirements. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss.

Deduction for Premium Taxes

Premium taxes or other taxes payable to a state, municipality or other governmental entity will be charged against the Single Purchase Payment. Premium taxes currently imposed by certain states on the Contracts offered hereby range from 0% to 3.5% of premiums paid. For information regarding a particular state's premium tax a purchaser should contact his or her agent or the Company's VIP Service Center.

Deduction for Income Taxes

While the Company is not currently maintaining a provision for federal income taxes, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient.

Deduction for Trust Expenses

There are other deductions from, and expenses paid out of, the assets of the Trust which are described in the accompanying Trust prospectus.

ANNUITY PROVISIONS

Income Date

The Income Date is the date on which annuity payments begin. The Contract Owner selects an Income Date at the time of issue. The Income Date must be the first or fifteenth day of a calendar month and not later than 60 days from the Effective Date.

Annuity Options

The Contract provides an Annuity under one of the Annuity Options described below, provided the Annuitant or any Joint Annuitant are alive on the Income Date. Once selected, the option is irrevocable. The amount of each payment depends upon the Annuity Option chosen and the Annuitant's and any Joint Annuitant's Age on the Annuity Calculation Date. Additionally, annuity payments under all Options will vary with the investment experience of the Sub-account(s) of the Variable Account and may be either higher or lower than the first payment.

The Annuity Options currently available are:

Option 1 - Life Annuity. Monthly annuity payments are paid during the life of the Annuitant ceasing with the last annuity payment due prior to the Annuitant's death.

Option 2 - Life Annuity with 60, 120, 180, or 240 Monthly Payments Guaranteed. Monthly annuity payments are paid during the life of an Annuitant with a guarantee that if, at the Annuitant's death, annuity payments have been made for less than a 60, 120, 180 or 240 month period as elected, then annuity payments will be continued thereafter to the Beneficiary for the remainder of the guaranteed period. The Beneficiary may elect to have the present value (determined as set forth in the Contract) of the guaranteed annuity payments remaining paid in a lump sum, less the applicable commutation factor of 5% (subject to applicable state law and regulation). The Company will require the return of the Contract and proof of death prior to the payment of any commuted values.

Option 3 - Joint and Last Survivor Annuity. Monthly annuity payments are paid during the joint lifetime of the Annuitant and the Joint Annuitant. Upon the death of the Annuitant, if the Joint Annuitant is then living, payments will be paid thereafter during the remaining lifetime of the Joint Annuitant at a level of 100%, 75% or 50% of the original level as elected. Monthly payments cease with the final annuity payment due prior to the survivor's death.

Option 4 - Joint and Last Survivor Annuity with 60, 120, 180 or 240 Monthly Payments Guaranteed. Monthly annuity payments are paid during the joint lifetime of the Annuitant and the Joint Annuitant. Monthly payments are paid thereafter during the remaining lifetime of the Joint Annuitant at 100% of the original level. If, after the death of both the Annuitant and the Joint Annuitant, annuity payments have been made for less than a 60, 120, 180 or 240 month period as elected then annuity payments will be continued thereafter to the Beneficiary for the remainder of the guaranteed period. The Beneficiary may elect to have the present value (determined as set forth in the Contract) of the guaranteed annuity payments remaining paid in a lump sum, less the applicable commutation factor of 5% (subject to applicable state law and regulation). The Company will require the return of the Contract and proof of death prior to the payment of any commuted values.

Option 5 - Refund Life Annuity. Monthly annuity payments are paid during the life of the Annuitant ceasing with the last annuity payment due prior to the Annuitant's death with a guarantee that at the Annuitant's death, the Beneficiary will receive a single cash payment (refund) equal to the then dollar value of the number of Annuity Units equal to (1) the total net amount applied to purchase the Annuity divided by the Annuity Unit value used to determine the first annuity payment, minus (2) the product of the number of the Annuity Units represented by each payment and the number of payments made. This calculation will be made based upon the assumption that the allocation of Annuity Units actually in-force at the time of the Annuitant's death had been the allocation of Annuity Units at issue and at all times thereafter. If this value is negative, a zero result occurs.

Determination of Annuity Payments

On the Annuity Calculation Date, a fixed number of Annuity Units will be purchased, determined as follows:

The first annuity payment is equal to the Contract Value allocated to the Variable Account divided first by $1,000 and then multiplied by the appropriate annuity payment amount for each $1,000 of value for the Annuity Option selected. In each Sub-account the fixed number of Annuity Units is determined by dividing the amount of the initial annuity payment determined for each Sub-account by the Annuity Unit value on the Annuity Calculation Date. Thereafter, the number of Annuity Units in each Sub-account remains unchanged unless the Contract Owner elects to transfer between Sub-accounts. All calculations will appropriately reflect the annuity payment frequency selected.

On each subsequent annuity payment date, the total annuity payment is the sum of the annuity payments determined for each Sub-account. The annuity payment in each Sub-account is determined by multiplying the number of Annuity Units then allocated to such Sub-account by the Annuity Unit value for that Sub-account.

For  each  Sub-account, the value of an Annuity Unit was initially established
at  $1.00.   On each subsequent Valuation Date the value of an Annuity Unit is determined in the following way:

FIRST:    The  Net  Investment Factor is determined by dividing (a) by (b) and adding (c) to the result, where:

       a. is the net increase or decrease in the Net Asset Value per share of the Fund (or other Eligible Investment) plus the per share amount of any dividend or capital gain distribution paid by the Fund (or Eligible Investment) during the Valuation Period, plus or minus a per share charge or credit for any Taxes incurred by or reserved for in the Sub-account as of the end of the current Valuation Period which the Company determines to have resulted from maintenance of the Sub-account; and

     b. is the Net Asset Value per share of the Fund (or other Eligible Investment) at the beginning of the Valuation Period, plus or minus a per share charge or credit for any Taxes incurred by or reserved for in the Sub-account as of the end of the immediately preceding Valuation Period which the Company determines to have resulted from maintenance of the Sub-account; and

        c. is the net result of 1.000 less the Valuation Period deduction for the charges to the Sub-account.

The Net Investment Factor may be more or less than one.

SECOND:  The value of an Annuity Unit for a Valuation Date is equal to:

      a. the value of the Annuity Unit on the immediately preceding Valuation Date;

     b. multiplied by the Net Investment Factor for the Valuation Period ending on the current Valuation Date;

     c. divided by the Assumed Net Investment Factor (see below) for the Valuation Period.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular Valuation Period. For example, with a 5% Assumed Investment Return, the Assumed Net Investment Factor for a one-year Valuation Period would be 1.05. For a one-day Valuation Period, the Assumed Net Investment Factor would be 1.00013368062.

The Assumed Investment Return is the investment return upon which annuity payments are based. Income will increase from one annuity Income Date to the next if the annualized Net Rate of Return during that time is greater than the Assumed Investment Return and will decrease if the annualized Net Rate of Return is less than the Assumed Investment Return.

A Contract Owner may choose either a 5% or a 3% Assumed Investment Return. If the Contract Owner does not choose one, the 5% Assumed Investment Return automatically applies. Choosing the 5% Assumed Investment Return instead of the 3% Assumed Investment Return will result in a higher initial amount of income, but income will increase more slowly during periods of good investment performance of the Trust and decrease more rapidly during periods of poor investment performance.

The variable annuity benefits provided for under the Contract are based upon:
(a) the 1983(a) Blended Unisex Mortality Table with 50% female content, projected to the year 2000 with Projection Scale G; (b) the Assumed Investment Return, and (c) any applicable taxes.

THE CONTRACTS

Ownership

The Annuitant is the Contract Owner. The Contract Owner exercises all the rights of the Contract, subject to the rights of (1) any assignee under an assignment filed with the Company's VIP Service Center, and (2) any irrevocably named Beneficiary.

Upon the death of the Contract Owner, the Joint Annuitant, if not already a Joint Owner, will become the Contract Owner. On or after the Income Date, if there is no Joint Annuitant or upon the death of the Joint Annuitant, the Beneficiary(ies) become the Owner(s) of their respective shares.

If the Contract Owner dies before the Income Date and there is no Joint Annuitant, the Contract will be treated as if it had never been issued and the Company will return the Single Purchase Payment to the Contract Owner's estate.

Assignment

The Contract Owner may assign the Contract. A copy of any assignment must be filed with the Company's VIP Service Center. The Company is not responsible for the validity of any assignment. If the Contract is assigned, the Contract Owner's rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments the Company may make or actions it may take before such assignment has been recorded at its VIP Service Center.

If the Contract is issued pursuant to a qualified plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

Beneficiary

One or more Beneficiaries and/or Contingent Beneficiaries are named by the Contract Owner and are entitled to receive any death benefits to be paid.

Change of Beneficiary

The Contract Owner may change a Beneficiary or Contingent Beneficiary by filing a written request with the Company at its VIP Service Center unless an irrevocable Beneficiary designation was previously filed. After the change is recorded, it will take effect as of the date the request was signed. If the request reaches the VIP Service Center after the Contract Owner dies but before any payment to a Beneficiary is made, the change will be valid. The Company will not be liable for any payment made or action taken before it records the change.

Death of Beneficiary

Unless the Contract Owner provided otherwise, any amount payable after his/her death and that of any Joint Annuitant will be payable:

     (1)  in equal shares to such Beneficiaries as are then living;

     (2) if no Beneficiary is then living, payment will be made in equal shares to such Contingent Beneficiaries as are then living;

     (3) if no Beneficiary or Contingent Beneficiary is then living, payment will be made to the Contract Owner's estate.

Annuitant

Annuitant is the primary person upon whose continuation of life any annuity payment involving life contingencies depends. The Contract Owner is the
Annuitant.    A  Joint Annuitant is a person other than the Annuitant on whose life annuity payments may also be based. The Annuitant, and any Joint Annuitant, must be a natural person.

PROCEEDS PAYABLE AT DEATH

If the Contract Owner dies before the Income Date and there is no Joint Annuitant, the Contract will be treated as if it had never been issued and the Company will return the Single Purchase Payment to the Contract Owner's estate.

If the Contract Owner has chosen either Option 3 or Option 4 and either the Contract Owner or the Joint Annuitant dies before the Income Date, the Annuity Option will be changed to Option 2 with 120 monthly payments guaranteed. If the life expectancy of the survivor is less than 120 months, the period of guaranteed payments will be 60 months.

If the Contract Owner or Joint Annuitant die on or after the Income Date, the death benefit, if any, will be payable under the selected Annuity Option. The Company will require proof of death.

PURCHASE PAYMENTS AND CONTRACT VALUE

Single Purchase Payment

The Single Purchase Payment is paid to the Company at its VIP Service Center. The minimum purchase payment the Company will accept is $35,000. Contract Owners can acquire more than one Contract and the Single Purchase Payment for each need not be $35,000 if the average purchase payment for each Contract is $35,000 or more.

Net Purchase Payment

The Net Purchase Payment is equal to the Single Purchase Payment less any taxes levied on the purchase payment.

Allocation of Net Purchase Payment

The Net Purchase Payment is allocated to one or more of the Sub-accounts of the Variable Account on the Effective Date. IN CALIFORNIA, THE TEMPLETON GLOBAL ASSET ALLOCATION FUND AND THE SMALL CAP FUND ARE NOT AVAILABLE UNTIL APPROVED BY THE CALIFORNIA INSURANCE DEPARTMENT. (CHECK WITH YOUR AGENT REGARDING AVAILABILITY.) The requested allocation to each Sub-account is made in percentages of the Net Purchase Payment. Whole percentages must be used and each must be at least 10%. The Company has the right to allocate the Net Purchase Payment to the Money Market Sub-account until the expiration of the Free-Look Period. Thereafter, the allocations will be made to one or more of the Sub-accounts as selected by the Contract Owner. The Company reserves the right to limit the number of allocations that a Contract Owner can have at any one time (except in Texas).

When all forms required to issue the Contract are received and in good order, the Company will apply the Net Purchase Payment to the Variable Account and credit the Contract with VIP Units within two business days of receipt.

In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). The Company requires proof, satisfactory to it, of the Age of the Annuitant and any Joint Annuitant. The

Company will not issue a Contract if either the Annuitant or the Joint Annuitant are over Age 90. If the required forms for the Contract are not in good order, the Company will attempt to get them in good order or the Company will return the form(s) and the purchase payment within five business days. The Company will not retain the Net Purchase Payment for more than five business days while processing incomplete forms unless it has been so authorized by the purchaser.

Contract Value

The Net Purchase Payment is allocated among the various Sub-accounts within the Variable Account. For each Sub-account, the Net Purchase Payment is converted into VIP Units. The Contract Value on or before the Annuity Calculation Date is the sum of the values for the Contract within each
Sub-account.    The value within each Sub-account is determined by multiplying the number of VIP Units attributable to the Contract in the Sub-account by the VIP Unit value for the Sub-account. On the Annuity Calculation Date, the Contract Value is converted to annuity payments.

VIP Unit

When the Net Purchase Payment is allocated to the Variable Account, the amount allocated to each Sub-account is converted to VIP Units. The number of VIP Units credited to each Sub-account is determined by dividing the portion of the Net Purchase Payment that is allocated to the Sub-account by the value of the VIP Unit for the Sub-account as of the Effective Date. The VIP Unit value for each Sub-account was arbitrarily set initially at $10. The VIP Unit value for any later Valuation Period on or before the Annuity Calculation Date is determined by subtracting (b) from (a) and dividing the result by (c) where:


a.  is the net result of

    1) the assets of the Sub-account attributable to VIP Units (i.e., the aggregate value of the underlying Eligible Investments held at the end of such Valuation Period); plus or minus

    2) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation of the Sub-account;

b.  is the cumulative unpaid charge for the Mortality and Expense Risk
    Charge and for the Administrative Expense Charge (See "Charges and
    Deductions"); and

c.  is the number of VIP Units outstanding at the end of such Valuation
    Period.

The VIP Unit value may increase or decrease from Valuation Period to Valuation Period.

Transfers

The Contract Owner may transfer all or part of the Contract Owner's interest in a Sub-account to another Sub-account without the imposition of any fee or charge.

Neither the Variable Account nor the Trust are designed for professional market timing organizations or other entities using programmed and frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. In coordination with the Trust, the Company reserves the right to restrict the transfer privilege or reject any specific purchase payment allocation request for any person whose transactions seem to follow a timing pattern.

All transfers are subject to the following:

     a. no partial transfer will be made if it would result in any selected Sub-account providing less than 10% of the benefits under the Contract.

     b. transfers will be effected during the Valuation Period next following receipt by the Company of a written transfer request (or by telephone, if authorized) containing all required information. No transfers may occur until the end of the Free-Look Period. (See "Highlights.")

     c. any transfer direction must clearly specify the new allocation percentage(s) and the Sub-accounts which are to be re-allocated.

     d. the Company reserves the right to limit the number of transfers among Sub-accounts to not fewer than 6 transfers per calendar year. The Company also reserves the right at any time and without prior notice to any party to modify the transfer provisions described above, subject to applicable state law and regulation.

A Contract Owner may elect to make transfers by telephone. To elect this option the Contract Owner must do so in writing to the Company. If there are Joint Owners, unless the Company is informed to the contrary, instructions will be accepted from either one of the Joint Owners. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company tape records all telephone instructions.

DISTRIBUTOR

NALAC Financial Plans, Inc. ("NFP"), 1750 Hennepin Avenue, Minneapolis, Minnesota, acts as the distributor of the Contracts. NFP is a wholly-owned subsidiary of the Company. The Contracts are offered on a continuous basis. NFP has subcontracted with Franklin Advisers, Inc. ("Advisers") for it and/or certain of its affiliates to provide certain marketing support services and NFP compensates these entities for their services. Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions at the time of purchase up to 4% of the Single Purchase Payment. Broker-dealers are also paid a trail commission of up to 40 basis points on the net single premium reserve for the Contract. The Company may, by agreement with the broker/dealer, pay commissions as a combination of a certain percentage amount at the time of sale and a trail commission (which combined could exceed 4% of the Single Purchase Payment). Amounts paid to broker-dealers by the Company will be paid out of general assets of the Company which may include proceeds derived from the Mortality and Expense Risk Charge the Company deducts from the Variable Account. In addition under certain circumstances, the Company and/or Advisers or certain of its affiliates, under a marketing support agreement with NFP may pay certain sellers for other services not directly related to the sale of the Contracts such as special marketing support allowances.

Delay of Payments

The Company reserves the right to suspend or postpone payments for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.  trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners.

The applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in 2 and 3 exist.

ADMINISTRATION OF THE CONTRACTS

While the Company has primary responsibility for all administration of the Contracts, it has retained the services of Templeton Funds Annuity Company ("TFAC" or "VIP Service Center") (in California d.b.a. Templeton Funds Life &

Annuity Insurance Company) pursuant to an Administration Agreement. Such administrative services include issuance of the Contracts and maintenance of
Contract  Owners'  records.    The Company pays all fees and charges of TFAC.
TFAC is an indirect wholly-owned subsidiary of Franklin Resources, Inc. which is also the ultimate parent of all Managers to the Trust. TFAC has also entered into a reinsurance agreement with the Company with respect to certain risks under the Contracts.

PERFORMANCE DATA

Money Market Sub-account

From time to time, the Company or NFP may advertise the "yield" and "effective yield" of the Money Market Sub-Account. Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-account refers to the income generated by Contract Values in the Money Market Sub-account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Values in the Money Market Sub-account. The "effective yield" is calculated similarly but, when annualized, the income earned by Contract Values in the Money Market Sub-account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge and Administrative Expense Charge.

Other Sub-Accounts

From time to time, the Company or NFP may publish the current yields and total returns for the other Sub-Accounts in advertisements and communications to Contract Owners. The current yield for each Sub-Account will be calculated by dividing the annualization of the interest income earned by the underlying Fund during a recent 30-day period by the maximum VIP Unit value at the end of such period. Total return information will include the underlying Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the underlying Fund's inception of operations, based upon the value of the VIP Units acquired through a hypothetical $1,000 investment at the VIP Unit value at the beginning of the specified period and the value of the VIP Unit at the end of such period, assuming reinvestment of all distributions and the deduction of the Mortality and Expense Risk Charge and the Administrative Expense Charge. Each Sub-account may also advertise aggregate and average total return information over different periods of time.

In each case, the yield and total return figures will reflect all recurring charges against the Sub-account's income, including the deduction for the Mortality and Expense Risk Charge and Administrative Expense Charge for the applicable time period. The Company or NFP may, in addition, advertise or present yield performance information computed on different basis, or for the Funds. Contract Owners should note that the investment results of each Sub-account will fluctuate over time, and any presentation of a Sub-account's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what a Contract Owner's yield or total return may be in any future period. Hypothetical performance illustrations for a hypothetical contract may be prepared for sales literature or advertisements. See "Calculation of Performance Data" in the Statement of Additional Information.

Performance Ranking

The performance of each or all of the Sub-accounts of the Variable Account may be compared in its advertising and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds with investment objectives similar to each of the Sub-accounts of the Variable Account indices. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger and Morningstar

TAX STATUS

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option elected.

For annuity payments, the portion of a payment includable in income equals the excess of the payment over the exclusion amount. The exclusion amount for payments based on a variable annuity option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (determined by Treasury Regulations). Payments received after the investment in the Contract has been recovered (i.e. the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an annuity payment is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Funds of the Trust underlying the Contracts will be managed by the Managers for the Trust in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Variable Account will cause the Contract Owner to be treated as the owner of the assets of the Variable Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Variable Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the Variable Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

Section 72(e)(11) of the Code provides that multiple non-qualified annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. The legislative history of Section 72(e)(11) indicates that it was not intended to apply to immediate annuities. However, the legislative history also states that no inference is intended as to whether the Treasury Department, under its authority to prescribe rules to enforce the tax laws, may treat the combination purchase of a deferred annuity contract with an immediate annuity contract as a single contract for purposes of determining the tax consequences of any distribution.

Qualified Plans

The Contracts offered by this Prospectus may also be used with a plan qualified under Section 408(b) of the Code ("IRA Contracts"). Owners, Annuitants and Beneficiaries are cautioned that benefits under an IRA Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of IRA Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding IRA Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing IRA Contracts.

IRA Contracts include special provisions restricting Contract provisions that may otherwise be available as described in this Prospectus. Generally, IRA Contracts are not transferable except upon surrender or annuitization.

Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from IRA Contracts. (See " Tax Treatment of Withdrawals - IRA Contracts".)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. IRA Contracts will utilize annuity tables which do not differentiate on the basis of sex because of the use of the IRA Contracts in a Simplified Employee Pension. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Under applicable limitations, certain amounts may be contributed to an IRA Contract which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability
and  distributions.    (See " Tax Treatment of Withdrawals - IRA Contracts".)
Under  certain  conditions,  distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA Contract. Sales of Contracts for use as IRA Contracts are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.
Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - IRA Contracts

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including IRA Contracts. To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary.

Generally, distributions from an IRA Contract must commence no later than April 1 of the calendar year, following the year in which the employee attains age 70 1/2. Generally, required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. In addition, certain distributions in excess of $150,000 per year may be subject to an additional 15% excise tax unless an exemption applies.

Tax Treatment of Assignments

An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

FINANCIAL STATEMENTS

Audited consolidated financial statements of the Company and audited financial statements of the Variable Account as of December 31, 1994 are included in the Statement of Additional Information. Unaudited financial statements of the Variable Account as of June 30, 1995 are also included in the Statement of Additional Information.


LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Distributor is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

APPENDIX - ILLUSTRATION OF VALUES

The following tables have been prepared to show how investment performance affects variable annuity income over time. The variable annuity income amounts reflect three different assumptions for a constant investment return before all expenses: 0%, 6% and 12%. These are hypothetical rates of return and, of course, the Company does not guarantee that the Contract will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.

The variable annuity income may be more or less than the income shown if the actual returns of the Eligible Investments are different than those illustrated. Since it is very likely that investment returns will fluctuate over time, the amount of variable annuity income will also fluctuate. The total amount of annuity income ultimately received will depend on cumulative investment returns and how long the Annuitant lives and the option chosen.

Another factor which determines the amount of variable annuity income is the Assumed Investment Return. Income will increase from one annuity Income Date to the next if the annualized Net Rate of Return during that time is greater than the Assumed Investment Return, and will decrease if the annualized Net Rate of Return is less than the Assumed Investment Return.

Two illustrations follow. The first is based on a 3% Assumed Investment Return, and the second is based on a 5% Assumed Investment Return.

The income amounts shown reflect the deduction of all fees and expenses. Actual Trust fees and expenses will vary from year to year and from Fund to Fund and may thus be higher or lower than the assumed rate. The illustrations assume that each Fund of the Trust will incur expenses at an annual rate of
 .70% of the average daily net assets of the Fund. This is the average in 1994, weighted by Fund net assets as of 12/31/94. The Mortality and Expense Risk Charge and Administrative Expense Charge are calculated, in the aggregate, at an annual rate of 1.40% of the average daily net assets of the Variable Account. After taking these expenses and charges into consideration, the illustrated gross investment returns of 0%, 6% and 12% are approximately equal to net rates of -2.08%, 3.80% and 9.67% respectively.

                      VALUEMARK INCOME PLUS ILLUSTRATION


Annuitant:       John Doe                Annuity Purchase Amount:     $100,000
Date of Birth:   1/1/25                  Effective Date:               12/1/95
Annuity Income                           First Annuity Income Date:     1/1/96
        Option:  Single Life Annuity     Frequency of Annuity Income:  Monthly
Premium Tax:     0%                      Assumed Investment Return:         3%


The amount of monthly variable annuity income shown in the table below and the graph that follows assumes a constant annual investment return. The amount of variable annuity income that is actually received will depend on the investment performance of the underlying Fund(s) selected. The variable annuity income can go up or down and no minimum dollar amount of variable annuity income is guaranteed. The amounts shown are based on a 3% Assumed Investment Return. Income will remain constant at $625 per month when the annualized net rate of return after expenses is 3%.



                               MONTHLY ANNUITY PAYMENTS

                          Annual rate of return before expenses:       0%   6.00%   12.00%
Annuity Income Date  Age  Annual rate of return after expenses:    -2.08%   3.08%    9.67%
___________________ ____ _______________________________________   ______   _____   ______
January 1, 1996       70                                          $  622   $ 625   $  628

January 1, 1997       71                                          $  591   $ 630   $  669

January 1, 1998       72                                          $  562   $ 635   $  712

January 1, 1999       73                                          $  534   $ 640   $  758

January 1, 2000       74                                          $  508   $ 645   $  807

January 1, 2005       79                                          $  394   $ 670   $1,105

January 1, 2010       84                                          $  306   $ 697   $1,512

January 1, 2015       89                                          $  238   $ 724   $2,069

January 1, 2020       94                                          $  185   $ 753   $2,832

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS.


The following table summarizes Annuity Income with an Assumed Investment
Return of 3%.  This table is presented graphically in the printed prospectus.


          MONTHLY          PAYMENT          AMOUNT
      ---------------  ---------------  ---------------
          -2.08%            3.80%            9.67%
        Annual Rate      Annual Rate      Annual Rate
         of Return        of Return        of Return
Year  After Expenses   After Expenses   After Expenses
----  ---------------  ---------------  ---------------
1                622              625              628
2                591              630              669
3                562              635              712
4                534              640              758
5                508              645              807
6                483              650              860
7                459              655              915
8                437              660              975
9                415              665            1,038
10               394              670            1,105
11               375              675            1,177
12               357              680            1,253
13               339              686            1,334
14               322              691            1,421
15               306              697            1,512
16               291              702            1,611
17               277              707            1,715
18               263              713            1,826
19               250              718            1,944
20               238              724            2,069
21               226              729            2,204
22               215              735            2,347
23               204              741            2,499
24               194              746            2,661
25               185              753            2,832


                      VALUEMARK INCOME PLUS ILLUSTRATION



Annuitant:       John Doe                Annuity Purchase Amount:     $100,000
Date of Birth:   1/1/25                  Effective Date:               12/1/95
Annuity Income                           First Annuity Income Date:     1/1/96
        Option:  Single Life Annuity     Frequency of Annuity Income:  Monthly
Premium Tax:     0%                      Assumed Investment Return:         5%


The amount of monthly variable annuity income shown in the table below and the graph that follows assumes a constant annual investment return. The amount of variable annuity income that is actually received will depend on the investment performance of the underlying Fund(s) selected. The variable annuity income can go up or down and no minimum dollar amount of variable annuity income is guaranteed. The amounts shown are based on a 5% Assumed Investment Return. Income will remain constant at $742 per month when the annual rate of return after expenses is 5%.



                              MONTHLY ANNUITY PAYMENTS

                          Annual rate of return before expenses:       0%   6.00%   12.00%
Annuity Income Date  Age  Annual rate of return after expenses:    -2.08%   3.80%    9.67%
___________________ ____ _______________________________________   ______   _____    _____
January 1, 1996       70                                          $  738   $ 741   $  745

January 1, 1997       71                                          $  688   $ 733   $  778

January 1, 1998       72                                          $  642   $ 725   $  813

January 1, 1999       73                                          $  598   $ 716   $  849

January 1, 2000       74                                          $  558   $ 708   $  887

January 1, 2005       79                                          $  394   $ 689   $1,102

January 1, 2010       84                                          $  278   $ 631   $1,370

January 1, 2015       89                                          $  196   $ 596   $1,703

January 1, 2020       94                                          $  138   $ 563   $2,117

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS.


The following table summarizes Annuity Income with an Assumed Investment
Return of 5%.  This table is presented graphically in the printed prospectus.


          MONTHLY          PAYMENT          AMOUNT
      ---------------  ---------------  ---------------
          -2.08%            3.80%            9.67%
        Annual Rate      Annual Rate      Annual Rate
         of Return        of Return        of Return
Year  After Expenses   After Expenses   After Expenses
----  ---------------  ---------------  ---------------
1                738              741              745
2                688              733              778
3                642              725              813
4                598              716              849
5                558              708              887
6                520              700              926
7                485              692              968
8                453              684            1,011
9                422              676            1,056
10               394              669            1,102
11               367              661            1,152
12               342              653            1,203
13               319              646            1,256
14               298              638            1,312
15               278              631            1,370
16               259              624            1,432
17               242              617            1,495
18               225              610            1,562
19               210              603            1,632
20               196              596            1,703
21               183              589            1,780
22               170              582            1,859
23               159              575            1,942
24               148              569            2,028
25               138              563            2,117


         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Item                                                                     Page

Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Legal Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Calculation of Performance Data . . . . . . . . . . . . . . . . . . .

Annuity Provisions. . . . . . . . . . . . . . . . . . . . . . . . . .

Variable Annuity Payout . . . . . . . . . . . . . . . . . . . . . . .

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .